UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

April 28, 2003
Date of Report (Date of earliest event reported)

FEI COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7451 NW Evergreen Parkway, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 640-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                    Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release issued by FEI Company dated April 28, 2003

Item 9.                    Regulation FD Disclosure Information Furnished Pursuant to Item 12

This current report on Form 8-K is being furnished to report information pursuant to Item 12 — Results of Operations and Financial Condition.

On April 28, 2003, FEI Company issued a press release announcing results for the quarter ended March 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

	/s/	Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

Date: April 28, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by FEI Company dated April 28, 2003